Exhibit 99.2

                                  CERTIFICATION

                            CERTIFICATION PURSUANT TO
           SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chairman and Chief Executive Officer of GTSI Corp. (the "company") does hereby certify that to the best of the undersigned's knowledge:

     1) the company's Annual Report on Form 10-K for the year ending December 31, 2002 (the "Report"), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the company's Report fairly presents in all material respects, the financial condition and results of operations of the company.

Dated:  March 28, 2003
                                                       _________________________
                                                       Thomas A. Mutryn
                                                       Senior Vice President and
                                                       Chief Financial Officer